                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       September 30, 2007
                                                        ($ in Thousands)

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

                                               3/07 QTR                     6/07 QTR                       9/07 QTR
                                              ---------                     --------                      ---------
Loan Loss Reserve - Total                    $   27,998                   $   28,817                     $   28,520
                          - General              27,888                       28,217                         27,928
                          - Specific                111                          601                            593
Net Charge-offs (Recoveries) for the Qtr            297                          187                            647
Nonperforming Assets - Total                     10,049                       12,024                         15,931
                          - REO                   1,758                        2,740                          1,413
                          - Nonaccrual            8,291                        9,284                         14,518
Troubled Debt Restructuring                         263                          256                            250

Regulatory Capital Ratios - Tangible          1,193,931  12.22%            1,211,181  12.23%              1,229,005  12.06%
                          - Core              1,193,931  12.22             1,211,181  12.23               1,229,005  12.06
                          - Risk Based        1,217,434  21.99             1,233,276  21.71               1,217,434  21.44


                                               3/07 QTR     3/07 YTD        6/07 QTR      6/07 YTD         9/07 QTR         9/07 YTD
                                               --------    ---------        --------      --------         --------        ---------
Loan Originations - Total                    $  547,179   $1,062,485      $  664,052    $1,726,537       $  575,408       $2,301,945
                          - Single-Family       265,769      498,026         356,398       854,424          315,498        1,169,922
                          - Multi-Family         17,451       43,435          21,281        64,716           33,737           98,453
                          - Land                125,024      226,943         137,326       364,269          121,823          486,092
                          - Construction        127,815      282,961         140,633       423,594           94,429          518,023
                          - Commercial RE         4,767        4,767           4,216         8,983            7,283           16,266
                          - Other                 6,353        6,353           4,198        10,551            2,638           13,189

                                               3/07 QTR     3/07 YTD        6/07 QTR      6/07 YTD         9/07 QTR         9/07 YTD
                                               --------     --------        --------      --------         --------        ---------
Loan Servicing Fee Income                    $    1,481   $    2,810      $    1,644    $    4,454       $    1,697       $    6,150
Other Fee Income                                    469          681             676         1,357              733            2,090
                                               --------     --------        --------      --------         --------         --------
    Total Fee Income                         $    1,950   $    3,491      $    2,320    $    5,811       $    2,430       $    8,240
                                               ========     ========        ========      ========         ========         ========

                                               3/07 QTR     3/07 YTD        6/07 QTR      6/07 YTD         9/07 QTR         9/07 YTD
                                               --------     --------        --------      --------         --------        ---------
Average Loans                                $7,528,123   $7,340,082      $7,851,203    $7,510,455       $8,003,878       $7,634,825
Average Earning Assets                        9,269,181    9,070,100       9,606,439     9,248,879        9,790,997        9,385,523
Average Assets                                9,518,689    9,329,053       9,900,580     9,502,789       10,127,481        9,657,822
Average Paying Liabilities                    8,092,286    7,879,539       8,447,141     8,068,740        8,656,288        8,216,834
Operating Expenses/Average Assets                 0.67%        0.64%           0.70%         0.66%            0.70%            0.67%
Efficiency Ratio                                  23.45        22.39           24.03         22.96            25.32            23.56
Amortization of Intangibles                  $      410   $      629      $      601    $    1,230       $      589       $    1,819
Net Interest Margin                               2.81%        2.81%           2.77%         2.80%            2.70%            2.77%

Repayments                                     3/07 QTR     3/07 YTD        6/07 QTR      6/07 YTD         9/07 QTR         9/07 YTD
----------                                     --------     --------        --------      --------         --------        ---------
     Loans                                   $  442,408   $  815,087      $  474,010   $ 1,289,097       $  415,242       $1,704,339
     MBS                                         46,473       91,839          47,846       139,685           43,978          183,663

EOP Numbers                                    3/07 QTR                     6/07 QTR                       9/07 QTR
-----------                                    --------                     --------                      ---------
Shares Issued and Outstanding                87,326,643                   87,360,751                     87,441,750

Share repurchase information                   3/07 QTR     3/07 YTD        6/07 QTR      6/07 YTD         9/07 QTR         9/07 YTD
----------------------------                   --------     --------        --------     ---------         --------        ---------
Remaining shares auth. for repurchase         3,060,014    3,060,014       2,988,314     2,988,314        2,888,314        2,888,314
Shares repurchased                              250,000      250,000          71,700       321,700          100,000          421,700
Average share repurchase price               $    23.40   $    23.40      $    23.59  $      23.44    $       23.07       $    23.35


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Tangible Book Value                            3/07 QTR                        6/07 QTR                       9/07 QTR
-------------------                            --------                       ---------                      ---------
     $ Amount                                $1,186,438                      $1,187,583                     $1,210,882
     Per Share                                    13.59                           13.59                          13.85
# of Employees                                      911                             898                            886
Tax Rate - Going Forward                          35.85%                          35.85%                         35.85%

                                              AS OF 3/31/07                 AS OF 6/30/07                  AS OF 9/30/07
                                             ----------------              ----------------              ----------------
Loan Portfolio by Category                     AMOUNT      %                AMOUNT      %                  AMOUNT      %
--------------------------                     ------      -                ------      -                  ------      -
     Single-Family Residential               $5,775,439  69.3%            $5,896,528  69.1%              $6,067,406  69.8%
     Multi-Family                               545,138   6.5                548,215   6.4                  558,873   6.4
     Construction                             1,113,549  13.3              1,105,990  13.0                1,044,637  12.0
     Land                                       775,223   9.3                847,419   9.9                  894,934  10.3
     Commercial Real Estate                     103,513   1.2                105,772   1.2                  103,567   1.2
     Other                                       35,393   0.4                 34,048   0.4                   30,260   0.3
                                             ----------  ----             ----------  ----               ----------  ----
 Gross Loans (before ALL/Deferrals/LIP)      $8,348,255  100%             $8,537,972  100%               8,699,677   100%
                                             ==========  ====             ==========  ====               ==========  ====

                                                 AS OF  3/31/07                AS OF 6/30/07                   AS OF 9/30/07
                                             -----------------------       ---------------------          ----------------------
Deposits by State                              AMOUNT      %      #         AMOUNT      %      #          AMOUNT      %      #
-----------------                              ------      -      -         ------      -      -          ------      -      -
     WA                                     $2,541,168   42.5%   43       $2,530,068  42.5%   43        $2,552,796  42.6%   42
     ID                                        548,317    9.2    16          542,591   9.1    16           562,284   9.4    16
     OR                                      1,082,264   18.1    27        1,101,642  18.5    27         1,132,121  18.9    27
     UT                                        327,498    5.5    10          318,237   5.3    10           322,732   5.4    10
     NV                                        130,234    2.2     3          126,302   2.1     3           117,945   2.0     3
     TX                                        113,885    1.9     6           95,652   1.6     6            85,132   1.4     6
     AZ                                        826,630   13.8    20          821,602  13.8    20           809,514  13.5    20
     NM                                        409,109    6.8    11          418,862   7.0    11           414,261   6.9    11
                                             ----------  ----   ---      ----------   ----   ---        ----------  ----   ---
     Total                                   5,979,105   100%   136       $5,954,956  100%   136         5,996,785  100%   135
                                             ==========  ====   ===      ==========   ====   ===        ==========  ====   ===

                                                 3/07 QTR                        6/07 QTR                       9/07 QTR
                                             ----------------               ----------------                ----------------
Deposits by Type                               AMOUNT      %                 AMOUNT       %                   AMOUNT     %
----------------                               ------      -                 ------       -                   ------     -
Checking (noninterest)                       $   96,780   1.6%              $  100,394   1.7%              $   88,732   1.5%
NOW (interest)                                  305,431   5.1                  320,588   5.4                  320,362   5.3
Savings (passbook/stmt)                         212,603   3.6                  205,839   3.5                  198,876   3.3
Money Market                                    779,260  13.0                  764,610  12.8                  739,554  12.3
CD's                                          4,585,031  76.7                4,563,525  76.6                4,649,261  77.6
                                             ----------  ----               ----------  ----               ----------  ----
Total                                        $5,979,105  100%               $5,954,956  100%               $5,996,785  100%
                                             ==========  ====               ==========  ====               ==========  ====

Deposits greater than $100,000 - EOP               $1,730,002                     $1,548,867                     $1,579,462

Brokered Deposits                                  $        -                     $        -                     $        -


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